                                  EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT




                                                                  STATE OR OTHER JURISDICTION
             CORPORATION OR PARTNERSHIP                                 OF INCORPORATION
             --------------------------                           ---------------------------

       Advanced Healthcare Diagnostic Services                                 CA

             AmeriHealth-Lockhart, Inc.                                        GA

               Baytown Medical Center, Inc.
       (d/b/a BayCoast Medical Center)                                         TX

           Baytown Medical Ventures, Inc.                                      TX

      Bellwood General Hospital Center for the
            Surgical Treatment of Obesity
          (d/b/a Bellwood Surgical)                                            CA

    Bellwood Medical Office Building Partnership
       (d/b/a Bellwood MOB Partnership)                                        CA

               Bellwood Medical Corporation
      (d/b/a Bellwood General Hospital)                                        CA

            Brookside Health Group, Inc.                                       VA

            CareServices of America, Inc.                                      DE

             CareServices of Newport News, Inc.
         (d/b/a Brookside Healthcare)                                          VA

              CareServices of Williamsburg, Inc.
       (d/b/a Brookside Personal Care)                                         VA

                Chico Community Hospital, Inc.
     (d/b/a's Chico Community Hospital and
   Chico Community Rehabilitation Hospital)                                    CA

               CliniCare of Utah, Inc.                                         UT

             Future Care Registry, Inc.                                        TN

  Hollywood Community Hospital Medical Center, Inc.
  (d/b/a's Hollywood Community Hospital and
  Hollywood Community Hospital of Van Nuys)                                    CA

          Hospital Assurance Company, Ltd.                                Grand Cayman






                       CORPORATION OR PARTNERSHIP                              STATE OF INCORPORATION
                       --------------------------                              ----------------------
                        Lancaster Hospital Corporation
               (d/b/a Lancaster Community Hospital)                                      CA

                   Lincoln Community Medical Corporation                                 CA

                      Lincoln Community Medical LLC
           (d/b/a's Orange County Community Hospital of
            Buena Park and Bellwood General Hospital)                                    CA

                      Lodi Community Hospital, Inc.                                      CA

                              MC Plus, Inc.                                              VA

                           Metropolitan Hospital, LP
                  (d/b/a Capitol Medical Center)                                         VA

                     Monrovia Community Hospital, A
                     California Limited Partnership                                      CA

                      Monrovia Hospital Corporation                                      CA

                 Paracelsus Bellwood Health Center, Inc.                                 CA

               Paracelsus Bledsoe County General Hospital, Inc.
             (d/b/a Bledsoe County General Hospital)                                     CA

                       Paracelsus Clay County Hospital, Inc.
           (d/b/a's Cumberland River Hospital-North and
                 Cumberland River Hospital-South)                                        CA

                 Paracelsus Convalescent Hospitals, Inc.
 (d/b/a's Lafayette Convalescent Hospital, Oak Park Convalescent
         Hospital, Rheem Valley Convalescent Hospital and
                University Convalescent Hospital)                                        CA

                         Paracelsus Davis Hospital, Inc.
            (d/b/a Davis Hospital and Medical Center)                                    UT

      Paracelsus Dickinson County Medical Center of Virginia, Inc.                       VA

              Paracelsus Fentress County General Hospital, Inc.
             (d/b/a Fentress County General Hospital)                                    CA

         Paracelsus Healthcare Corporation of North Dakota, Inc.                         ND

                  Paracelsus Healthcare Holdings, Inc.                                   DE





                       CORPORATION OR PARTNERSHIP                              STATE OF INCORPORATION
                       --------------------------                              ----------------------
              Paracelsus Insurance Marketing Services, Inc.                              CA

                  Paracelsus Los Angeles Community Hospital, Inc.
           (d/b/a's Los Angeles Community Hospital and
            Los Angeles Community Hospital of Norwalk)                                   CA

                  Paracelsus Macon County Medical Center, Inc.
              (d/b/a Flint River Community Hospital)                                     CA

                  Paracelsus Management Services, Inc.                                   CA

                 Paracelsus Medical Building Corporation                                 CA

                       Paracelsus Mesquite Hospital, Inc.
              (d/b/a The Medical Center of Mesquite)                                     TX

                      Paracelsus of Virginia, Inc.                                       VA

                          Paracelsus-OHC, Inc.                                           CA

                  Paracelsus PHC Regional Medical Center, Inc.
         (d/b/a PHC Regional Hospital and Medical Center)                                UT

                       Paracelsus Pioneer Valley Hospital, Inc.
                 (d/b/a Pioneer Valley Hospital)                                         UT

                   Paracelsus Real Estate Corporation                                    CA

                    Paracelsus Santa Rosa Medical Center, Inc.
                (d/b/a Santa Rosa Medical Center)                                        CA

                   Paracelsus Senatobia Community Hospital, Inc.
               (d/b/a Senatobia Community Hospital)                                      CA

                     Paracelsus Venture Corporation                                      CA

                    Paracelsus Woman's Hospital, Inc.                                    CA

                     Personal Home Health Care, Inc.                                     TN

                            PHC Finance, Inc.                                            TX

                            PHC Funding Corp.                                            CA

                          PHC Funding Corp. II                                           CA

                         PHC-A of Midland, Inc.                                          TX

                              PHC-B of Midland, Inc.
                 (d/b/a Westwood Medical Center)                                         TX



                                       3



                       CORPORATION OR PARTNERSHIP                              STATE OF INCORPORATION
                       --------------------------                              ----------------------

                     PHC-Jordan Valley, Inc.
                  (d/b/a Jordan Valley Hospital)                                         UT

                             PHC-Salt Lake City, Inc.
            (d/b/a Salt Lake Regional Medical Center)                                    UT

                             PHC Utah, Inc.                                              UT

                               PHC/CHC Holdings, Inc.
                        (d/b/a Paracelsus)                                               DE

                 PHC/Psychiatric Healthcare Corporation                                  DE

                    Pioneer Valley Health Plan, Inc.                                     UT

                        Premier Care Group, Inc.                                         UT

                Professional Practice Management II, Inc.                                CA

             Psychiatric Healthcare Corporation of Louisiana                             DE

             Psychiatric Healthcare Corporation of Missouri                              DE

               Psychiatric Healthcare Corporation of Texas                               TX

                          Quality Home Health Care, Inc.
                (d/b/a Brookside Home Health Care)                                       VA

                     Richmond Medical Ventures, Inc.                                     VA

                       Select Health Systems, Inc.                                       UT

                         Select Home Care, Inc.                                          UT

                   Select Home Health & Services, Inc.                                   UT

                  Three Rivers of Houston County, Inc.                                   GA

                  West Covina Health Center Corporation                                  CA

                            Westwood GP, Inc.                                            TX

                 Westwood Medical Office Building, Ltd.                                  TX

                      Women's Hospital Corporation                                       CA





                                       4